UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4th, 2012

Commission File Number: 333-152002

DAULTON CAPITAL CORP

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

30-0459858

(IRS Employer Identification Number)

The Seagram Building

375 Park Avenue
Suite 2607

New York, NY
  (Address of principal US executive offices)

Tel: 212 634-6805

(Registrant’s telephone number)

www.DaultonCapital.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 – Informational Event

The Company wishes to give public Notice that as of Monday, June 4th, 2012, our new US Corporate offices are located at The Seagram Building, 375 Park Avenue Suite 2607, New York, New York, with telephone exchange of 212 634-6805. Our Global Headquarters shall remain 165, Level 36, Menara Citibank, Jalan Ampang, Kuala Lumpur, 50450 Malaysia, with telephone exchange of +603 2169-7355.

The Current Board of Directors is now actively engaged in our recently announced expanded activities and welcomes public inquiries regarding the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4th, 2012

DAULTON CAPTIAL CORP

/S/Arun Pudur
By:	Arun Pudur, Director